UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2021 (September 24, 2021)

JASPER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39138	85-2984849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Bridge Pkwy Suite #102 Redwood City, CA	94065
(Address of principal executive offices)	(Zip Code)

(650) 549-1400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Voting Common Stock at an exercise price of $11.50	JSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 29, 2021, Jasper Therapeutics, Inc., a Delaware corporation (f/k/a Amplitude Healthcare Acquisition Corporation) (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06, 7.01 and 9.01 of Current Report on Form 8-K. Due to the large number of events to be reported under the specified items of Current Report on Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transaction under Items 3.03, 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Special Meeting, the AMHC stockholders considered and approved, among other things, the amendment and restatement of AMHC’s amended and restated certificate of incorporation and bylaws as described in the Definitive Proxy Statement under the sections titled “Charter Amendment Proposal” beginning on page 133 and “Bylaws Amendment Proposal” beginning on page 135, which are incorporated herein by reference. In connection with the consummation of the Transactions, AMHC changed its name to “Jasper Therapeutics, Inc.” and adopted a second amended and restated certificate of incorporation (the “Restated Charter”), which became effective upon filing with the Secretary of State of the State of Delaware on September 24, 2021, and adopted second amended and restated bylaws (the “Restated Bylaws”).

The description of the Restated Charter, the Restated Bylaws and the general effect of the Restated Charter and the Restated Bylaws upon the rights of the holders of New Jasper’s Common Stock is included in the Definitive Proxy Statement in the sections titled “Comparison of Corporate Governance and Stockholder Rights” beginning on page 265 and “Description of New Jasper Securities” beginning on page 277, which are incorporated herein by reference.

This foregoing summary is qualified in its entirety by reference to the texts of New Jasper’s Restated Charter and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Exchange Act, New Jasper is the successor issuer to AMHC and has succeeded to the attributes of AMHC as the registrant. In addition, the shares of Common Stock of New Jasper, as the successor to AMHC, are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated shares of AMHC’s Class A Common Stock and Class B Common Stock prior to the Closing have continued as holders of shares of uncertificated shares of New Jasper Common Stock.

After consummation of the Transactions, the New Jasper Voting Common Stock and public warrants are listed on the Nasdaq Capital Market under the symbols “JSPR” and “JSPRW,” respectively, and the CUSIP numbers relating to the New Jasper Voting Common Stock and public warrants were changed to 471871 103 and 471871 111, respectively. Holders of AMHC’s shares and public warrants who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that New Jasper is the successor to AMHC.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report is incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on September 24, 2021 the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the code is available in the Investors section of the Company’s website at www.jaspertherapeutics.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1+	Business Combination Agreement, dated as of May 5, 2021, by and among Amplitude Healthcare Acquisition Corporation, Ample Merger Sub, Inc. and Jasper Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 6, 2021).

3.1	Amended and Restated Certificate of Incorporation of Jasper Therapeutics, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

3.2	Amended and Restated Bylaws of Jasper Therapeutics, Inc. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

4.1	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and Amplitude Healthcare Acquisition Corporation (incorporated by reference to Exhibit 4.4 to the Form S-1/A of Amplitude Healthcare Acquisition Corporation, filed on November 6, 2019, as amended).

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 6, 2021).

10.2	Amended and Restated Registration Rights Agreement, dated September 24, 2021, by and among Jasper Therapeutics, Inc. and the stockholders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

10.3†	Jasper Therapeutics, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

10.4†	Jasper Therapeutics, Inc. 2021 Equity Incentive Plan Form of Stock Option Grant Notice and Stock Option Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

10.5†

Jasper Therapeutics, Inc. 2021 Equity Incentive Plan Form of RSU Award Grant Notice and Award Agreement (RSU Award) (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

10.6†	Jasper Therapeutics, Inc., 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

10.7†	Employment Agreement, dated as of September 24, 2021, by and between Jasper Therapeutics, Inc. and William Lis (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

10.8†	Employment Agreement, dated as of September 24, 2021, by and between Jasper Therapeutics, Inc. and Jeet Mahal (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

10.9†	Employment Agreement, dated as of September 24, 2021, by and between Jasper Therapeutics, Inc. and Kevin Heller (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

10.10†	Jasper Therapeutics, Inc. Employee Severance Plan for Vice Presidents and Executive Committee Members (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.11†	Jasper Therapeutics, Inc. 2019 Equity Incentive Plan (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.12†	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.28 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.13	Sponsor Support Agreement, dated as of May 5, 2021, by and among Amplitude Healthcare Acquisition Corporation, Amplitude Healthcare Holdings LLC and Jasper Therapeutics, Inc. (incorporated by reference to Exhibit 10.2 to the Form 8-K of Amplitude Healthcare Acquisition Corporation, filed on May 6, 2021).

10.14	Amendment to Sponsor Support Agreement, dated as of September 24, 2021, by and among Amplitude Healthcare Acquisition Corporation, Amplitude Healthcare Holdings LLC and Jasper Therapeutics, Inc. (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

10.15†	Consulting Agreement, dated December 16, 2019, by and between Jasper Therapeutics, Inc. and Judith Shizuru, M.D., Ph.D. (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.16^	Clinical Trial Agreement for Clinical Trials Conducted at the National Institutes of Health Clinical Center, executed May 7, 2021, by and between Jasper Therapeutics, Inc. and The National Institute of Allergy and Infectious Diseases (NIAID) (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.17^	Material Transfer and Option Agreement, dated June 17, 2021, by and between Jasper Therapeutics, Inc. and Aruvant Sciences GmbH (incorporated by reference to Exhibit 10.31 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.18^	Exclusive License Agreement, dated November 21, 2019, by and between Jasper Therapeutics, Inc. and Amgen Inc. (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.19	Assignment Agreement, dated as of November 21, 2019, by and between Jasper Therapeutics, Inc. and Amgen Inc. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.20^	Investigator Sponsored Research Agreement, Amgen Protocol No. 20119244, effective as of June 18, 2013, between Jasper Therapeutics, Inc., as successor in interest to Amgen Inc., and The Board of Trustees of the Leland Stanford Junior University for Stanford University (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.21^	Amendment #1 to the Investigator Sponsored Research Agreement, Amgen Protocol No. 20119244, dated February 27, 2017, between Jasper Therapeutics, Inc., as successor in interest to Amgen Inc., and The Board of Trustees of the Leland Stanford Junior University for Stanford University (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.22^	Amendment #2 to the Investigator Sponsored Research Agreement, Amgen Protocol No. 20119244, dated November 15, 2017, between Jasper Therapeutics, Inc., as successor in interest to Amgen Inc., and The Board of Trustees of the Leland Stanford Junior University for Stanford University (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.23^	Quality Agreement, dated October 7, 2015, by and between Jasper Therapeutics, Inc., as successor in interest to Amgen Inc., and The Board of Trustees of the Leland Stanford Junior University for Stanford University (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.24^	Exclusive License Agreement, effective as of March 25, 2021, by and between Jasper Therapeutics, Inc. and The Board of Trustees of the Leland Stanford Junior University (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.25^	Sponsored Research Agreement, effective September 1, 2020, by and between Jasper Therapeutics, Inc. and The Board of Trustees of the Leland Stanford Junior University (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.26^	Material Transfer Agreement, dated December 14, 2020, by and between Jasper Therapeutics, Inc. and Zai Lab Limited (incorporated by reference to Exhibit 10.21 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.27^	Intramural Clinical Trial Agreement, executed February 11, 2021, by and between Jasper Therapeutics, Inc. and National Heart, Lung, and Blood Institute, Part of the National Institutes of Health (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-4/A filed by the Company on July 19, 2021).

10.28^	Clinical Trial Agreement for Clinical Trials Conducted at the National Institutes of Health Clinical Center, executed July 28, 2020, by and between Jasper Therapeutics, Inc. and The National Institute of Allergy and Infectious Diseases (NIAID) (incorporated by reference to Exhibit 10.23 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.29^	Material Transfer Agreement, effective as of January 9, 2021, by and between Jasper Therapeutics, Inc. and Graphite Bio, Inc. (incorporated by reference to Exhibit 10.24 to the Registration Statement on Form S-4/A filed by the Company on August 9, 2021).

10.30^	Development and Manufacturing Services Agreement, dated November 29, 2019, by and between Jasper Therapeutics, Inc. and Lonza Sales AG (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form S-4/A filed by the Company on August 20, 2021).

10.31^	Amendment No. 1 to Development and Manufacturing Services Agreement, executed April 24, 2020 by and between Jasper Therapeutics, Inc. and Lonza Sales AG (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form S-4/A filed by the Company on August 20, 2021).

10.32^	Amendment No. 2 to Development and Manufacturing Services Agreement, executed December 1, 2020, by and between Jasper Therapeutics, Inc. and Lonza Sales AG (incorporated by reference to Exhibit 10.27 to the Registration Statement on Form S-4/A filed by the Company on August 20, 2021).

14.1	Code of Business Conduct and Ethics (incorporated by reference to Exhibit 14.1 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

16.1	Letter to SEC from WithumSmith+Brown, PC (incorporated by reference to Exhibit 16.1 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

99.1	Press Release, dated September 24, 2021 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

99.2

Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year December 31, 2020 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by the Company on September 29, 2021).

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

+	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

^	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed. The Registrant hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2021	JASPER THERAPEUTICS, INC.

	By:	/s/ Jeet Mahal
	Name:	Jeet Mahal
	Title:	Chief Financial and Business Officer